SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2007
APACHE CORPORATION
(Exact name of registrant as specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-4300 (Commission File Number)	41-0747868 (I.R.S. Employer Identification Number)
2000 Post Oak Boulevard
Suite 100
Houston, Texas 77056-4400
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 296-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐  Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events
On April 17, 2007, Apache Corporation cancelled all shares remaining authorized for issuance under the company’s existing 2005 Stock Option Plan and Executive Restricted Stock Plan, contingent and effective upon stockholder approval of the company’s proposed 2007 Omnibus Equity Compensation Plan (the “2007 Omnibus Plan”). Those shares, which totaled 1,979,918 shares on February 28, 2007, will not roll over into the 2007 Omnibus Plan.
On April 16, 2007, the Stock Option Plan Committee of the company’s board of directors adopted a policy that dividend equivalents will not be granted in connection with the grant of stock options under the 2007 Omnibus Plan. This policy cannot be revoked without stockholder approval.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APACHE CORPORATION
Date: April 17, 2007	/s/ Cheri L. Peper
Cheri L. Peper
Corporate Secretary